                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                January 12, 2000

                         ADVANTA BUSINESS SERVICES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 Delaware                         333-38575                    23-2333786
---------------------------------------        ----------------       -------------------------------
             (State or Other                   (Commission File       (I.R.S. Employer Identification
      Jurisdiction of Incorporation)               Number)                            No.)


          1020 Laurel Oak Road
          Voorhees, New Jersey                                                     08043
---------------------------------------                                ------------------------------
(Address of Principal Executive Offices)                                           (Zip Code)


        Registrant's telephone number, including area code (609) 782-7300
                                                           --------------
                                    No Change
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


                      ADVANTA LEASING RECEIVABLES CORP. IV
             ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                  Nevada                             333-38575-01                   88-0387072
 --------------------------------------------       ---------------      -------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File      (I.R.S. Employer Identification
                                                        Number)                        No.)


            1325 Airmotive Way
               Reno, Nevada                                                          89502
---------------------------------------------                                      ----------
   (Address of Principal Executive Offices)                                        (Zip Code)



        Registrant's telephone number, including area code (702) 322-2221
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                      ADVANTA LEASING RECEIVABLES CORP. V
             ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                  Nevada                             333-38975-02                   88-0387073
 --------------------------------------------       ---------------      -------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File      (I.R.S. Employer Identification
                                                        Number)                        No.)


            1325 Airmotive Way
               Reno, Nevada                                                          89502
---------------------------------------------                                      ----------
   (Address of Principal Executive Offices)                                        (Zip Code)



        Registrant's telephone number, including area code (702) 322-2221
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events

         Year 2000. With the approach of the Year 2000, Advanta Business Services ("ABS") as Originator and Servicer is actively managing the Year 2000 issue. This issue results from computer programs, which use two digits, rather than four digits to define a year. ABS has instituted a corporate-wide effort to address and resolve the system/application tasks associated with Year 2000. In the event that the project plans are not timely or successfully completed, there can be no assurance that the Year 2000 Issue will not have a material adverse effect on the operations of the Originator and Servicer, including a shut-down of operations for a period of time, which may, in turn, have a material adverse effect on the Offered Notes.

ABS is also in the process of reviewing their exposure to Year 2000 issues resulting from third party vendors and brokers from whom we purchase equipment leases, and outside service provider's computer systems. ABS, and it's parent Advanta Corp., are in the process of contacting outside service providers regarding the state of their remediation activities for material Year 2000 issues. There can be no assurance that the systems used by outside service providers or other third parties upon which ABS's systems rely, will be timely converted and compliant with Year 2000 issues.


Item 7.    Financial Statements and Exhibits


           The following exhibit is furnished herewith:

           21 Monthly Servicer's Certificate issued on Jan 12, 2000 relating to the Equipment Receivables Asset-Backed Notes, Series 1998-1, prepared by the Servicer and sent to the Trustee pursuant to Section 3.06(a) of the Series 1998-1 Supplement dated as of April 14, 1998 covering the period of December 1, 1999 through December 31, 1999.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              ADVANTA BUSINESS SERVICES CORP.,
                                              As Registrant

                                              By         /s/  JOHN PARIS
                                                      -------------------------
                                              Name:      John Paris
                                              Title:     Senior Vice President


Dated:     January 12, 2000

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         ADVANTA LEASING RECEIVABLES CORP. IV,
                                         As Registrant

                                         By         /s/  JOHN PARIS
                                                -------------------------------
                                         Name:      John Paris
                                         Title:     Director


Dated:  January 12, 2000

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               ADVANTA LEASING RECEIVABLES
                                               CORP V,
                                               As Registrant

                                               By         /s/  JOHN PARIS
                                                       ------------------------
                                               Name:      John Paris
                                               Title:     Director


Dated:     January 12, 2000

                                  Exhibit Index

Exhibit No.                                                                             Page
-----------                                                                             ----
         21.1     Monthly Servicer's Certificate dated January 12, 2000 prepared          8
                  by the Servicer and sent to the Trustee pursuant to Section
                  3.06(a) of the Series 1998-1 Supplement covering the period of
                  December 1, 1999 through December 31, 1999.